UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23383

LORD ABBETT CREDIT OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.

Vice President, Secretary, and Chief Legal Officer

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Credit Opportunities Fund

For the fiscal year ended December 31, 2022

Table of Contents

1	A Letter to Shareholders

6	Investment Comparison

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

9	Schedule of Investments

21	Statement of Assets and Liabilities

22	Statement of Operations

23	Statements of Changes in Net Assets

24	Financial Highlights

26	Notes to Financial Statements

44	Report of Independent Registered Public Accounting Firm

45	Supplemental Information to Shareholders

Lord Abbett Credit Opportunities Fund
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Credit Opportunities Fund for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Trustee, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned -8.58%, reflecting performance at the net asset value (NAV) of Institutional Class shares with all distributions reinvested, compared to its benchmark, the ICE BofA U.S. High Yield Constrained Index1, which returned -11.21%.

The twelve-month period ending December 31, 2022 introduced meaningful headwinds for U.S. markets that led to selloffs in virtually all asset classes. The major risks over the period were inflationary pressures, which reached multi-decade highs, and the most rapid pace of interest rate hikes implemented in history by the U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve as a result, with U.S. Treasury yields at almost all maturities reaching their highest levels in years. Other notable challenges for markets included supply chain dislocations and labor shortages influenced in part by the Omicron variant of COVID-19, as well as escalating geopolitical tensions headlined by Russia’s invasion of Ukraine.

The surge in interest rates over the year caused softness in both major fixed income and equity indices. Equities fared the worst amid the sell-off, with the S&P 5002 returning -18.11% over the period and experiencing its worst year since the Global Financial Crisis (GFC) of 2008. The tech-heavy NASDAQ3 also logged its worst year since 2008, declining -32.54% over the period as growth-related stocks in semiconductor and software sectors suffered in the face of inflationary pressures. Within fixed income, higher rates caused underperformance in longer duration bonds. These included U.S. Treasuries4 and investment grade bonds5 which returned -12.46% and -15.76% over the period, respectively. However, high yield bond6 and leveraged loan7 indexes outperformed the investment grade index for the period because of their lower duration profiles. Notably, high yield bonds and leveraged loans returned -11.21% and -1.06%, respectively, outperforming higher quality bonds despite recessionary fears in the U.S. economy contributing to wider spreads. Leveraged loans in particular were able to significantly outperform relative to other assets given their insulation from interest rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant storyline in 2022. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate intensified in the beginning of the year as inflation readings continued as climb throughout the first half of 2022, with CPI peaking at 9.1% year-over-year in June. The surge in prices was due primarily to an imbalance between supply and demand dynamics across multiple industries, including energy, food, and used cars.

Inflationary pressures throughout the period were most evident in energy costs, which rose more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine as Russia had been a large exporter of oil and certain minerals. Various sanctions were instilled on Russia from Western nations in response to their aggression towards Ukraine, which contributed to surging prices. Crude oil specifically reached over $100 per barrel, the highest value since 2014.

The Fed pivoted towards a much more hawkish stance on monetary policy during the period given the surge in inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Six additional rate hikes followed in the succeeding months, one of 50 bps, and four consecutive hikes of 75 bps and an additional one of 50 bps as inflation prints continued to come mostly in hotter than expected, resulting in a federal funds rate at a range of 4.25% – 4.50% by the end of 2022. Bond yields shot up amid this aggressive policy, leading to a bearish curve flattening and ultimately periods of significant yield curve inversion, with the spread between the 2-year and 10-year Treasury yields hitting its most negative level in more than 40 years.

Key macroeconomic indicators trended lower throughout the period. Most notably, the U.S. reported real GDP decline of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries of an impending recession resulted in consumer sentiment dropping to levels worse than during the height of the COVID-19 pandemic and the GFC of 2008, according to the U.S. Consumer Confidence Index.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. One of the most positive developments seemed to be the traction behind the peak inflation narrative, which gained momentum in the fourth quarter from lower-than-expected CPI prints in both October and November. In addition, energy prices retracted from their multi-year highs, rent prices began to stabilize, and wage growth showed signs of softening. Job growth also remained strong in the period, and the U.S. national unemployment rate continued to hover around pre-COVID lows. Companies also cited relatively stable demand in both second and third quarter earnings seasons as consumers remained resilient despite higher prices. Separately, labor shortages eased, and supply chain frictions moderated, providing added benefits for companies managing generally higher input costs.

The Fund seeks to deliver total return by investing across a broad range of credit sectors. Our strategy focuses on identifying idiosyncratic credit ideas that possess a catalyst for price appreciation we believe is unrecognized by market participants. This flexible strategy utilizes a bottom-up approach and seeks investment candidates that possess favorable potential for return-for-risk characteristics. Portfolio construction focuses on balancing the most favorable opportunities while seeking prudent diversification.

The Fund’s allocation to select U.S. high yield bonds were some of the primary detractors from relative performance. These holdings were in certain sectors such as Retail and Leisure that exhibited greater sensitivity from elevated inflationary pressures given its effect on consumer spending and operating costs. An example of this was AMC Entertainment, Inc. (AMC), one of the largest theater operators around the world. AMC’s operating performance has been impacted by a weak box office driven by both lower attendance and weak supply of movies to theaters due to both production disruptions and many studios preferring to distribute movies exclusively on streaming products than through theaters. However, we began to notice an improvement in movie attendance towards the end of the year and we believe that there are indications that movie supply should begin to normalize in 2024, although perhaps never reaching pre-pandemic levels. Party City, a large party supply retailer in the U.S., also underperformed and dragged on the Fund’s returns. The company faced challenges like helium price inflation and a weak macro-outlook from depressed demand by the lower income consumer. To partially offset these headwinds, the company has been executing on a cost reduction program, including workforce layoffs.

Performance was also impacted by the Fund’s position in Emerging Market bonds. Specifically, several China property developers such as Shimao Group Holdings and Sunac China Holdings, both companies that specialize in the property development of Chinese real estate markets, were detractors from performance. Our initial thesis in the sector had come under pressure given some of the specific headwinds in the sector, including escalated leverage and regulatory challenges, which forced us to reduce this allocation. However, the fourth quarter of 2022 brought about modest easing of these headwinds. The most prominent was the removal of China’s Zero-COVID policy, which helped to positively reset near-term downside risks in the region. Additionally, the Chinese government indicated support for the property sector, creating additional tailwinds.

Although the Fund yielded negative returns for the year, there were select holdings in U.S. high yield bonds that were significant contributors to performance. These holdings were primarily in energy-related high yield issuers, which continued to be supported by a positive relationship to resilient commodity prices as well as more disciplined approaches to capital allocation. This helped energy companies, particularly those in the Exploration and Production (E&P) subsector, experience what we believe to be meaningful deleveraging and stronger balance sheets. Examples of these holdings included Callon Petroleum, Nabors Industries, and Oceaneering International. All three issuers are oil and natural gas E&P companies, and we believed they boasted strong reserve asset coverage, sufficient liquidity and operational flexibility. The Fund’s relative performance also benefited from Energy exposure through various bank loan and convertible holdings, two of which being BEP Ulterra Holdings, Inc and Permian Resources. The Fund’s investment in Scorpio Tankers (Scorpio) had also contributed to performance over the period. We initiated a convertible bond position in March 2021 having owned a prior bond that restructured into this higher coupon, higher delta instrument. With the rise in oil prices and the premiums being paid for storage options, Scorpio saw day rates increase significantly along with earnings. We ultimately exercised our sell discipline by exiting the investment as our upside targets were met.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The ICE BofA U.S. High Yield Constrained Index is a capitalization weighted index of all U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3 The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

4 As represented by the U.S. Treasury component of the Bloomberg U.S. Government Index as of 12/31/2022.

5 As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2022.

6 As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2022.

7 As represented by the Credit Suisse Leveraged Loan Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Credit Opportunities Fund

Investment Comparison

Below is a comparison of a $1 million investment in Institutional Class shares with the same investment in the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Net Asset Value for the Periods Ended December 31, 2022
	1 Year	Life of Class
Institutional Class[2]	-8.58%	5.77%
Class A3	-11.28%	4.27%
Class U4	-9.24%	7.76%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2 Institutional Class shares commenced operations on February 15, 2019 and performance began on February 21, 2019. Performance is at net asset value.

3 Class A shares commenced operations and performance began on September 13, 2019. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.50% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4 Class U shares commenced operations and performance began on June 18, 2020. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service fees (these charges vary among the share classes); and other Fund expenses. You may also incur transaction costs in the form of a repurchase fee of up to 2% which the Fund may (but does not currently) impose on shares that have been accepted for repurchase that have been held for less than one year. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 - 12/31/22
Institutional Class
Actual	$1,000.00	$1,014.60	$7.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.12
Class A
Actual	$1,000.00	$1,010.70	$10.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.37	$10.92
Class U
Actual	$1,000.00	$1,009.70	$10.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.37	$10.92

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.40% for Institutional Class, 2.15% for Class A and 2.15% for Class U) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Asset Backed Securities	12.77%
Basic Materials	0.81%
Communications	2.13%
Consumer Cyclical	14.22%
Consumer Non-cyclical	6.95%
Energy	30.20%
Financials	9.53%
Industrials	14.57%
Manufacturing	0.18%
Mortgage-Backed Securities	5.35%
Technology	0.60%
Utilities	1.32%
Repurchase Agreements	1.37%
Total	100.00%

*	A sector may comprise of several industries.
**	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount			Fair Value
LONG-TERM INVESTMENTS 86.52%

ASSET-BACKED SECURITIES 12.25%

Automobiles 4.66%
Carvana Auto Receivables Trust 2021-N1 R†	Zero Coupon		1/10/2028		$10,000	(a)	$2,086,347	(b)
Exeter Automobile Receivables Trust 2021-4A R†	Zero Coupon		12/15/2033		18,050	(a)	9,937,664	(b)
Flagship Credit Auto Trust 2020 4 R†	Zero Coupon		7/17/2028		17,826	(a)	3,295,302
PenFed Auto Receivables Owner Trust 2022-A R1†	Zero Coupon		6/17/2030		30,000		6,345,558	(b)
Santander Bank Auto Credit-Linked Notes 2022-C D†	8.197%		12/15/2032		3,750,000		3,752,266
Santander Bank Auto Credit-Linked Notes 2022-C E†	11.366%		12/15/2032		4,500,000		4,503,823
Santander Bank Auto Credit-Linked Notes 2022-C F†	14.592%		12/15/2032		20,000,000		20,003,408
Tricolor Auto Securitization Trust 2021-1A F†	5.08%		5/15/2028		5,250,000		4,901,065
Total							54,825,433

Credit Card 0.80%
Continental Finance Credit Card ABS Master Trust 2020-1A C†	5.75%		12/15/2028		6,500,000		5,910,786
Genesis Sales Finance Master Trust 2021-AA F†	5.59%		12/21/2026		4,000,000		3,530,264
Total							9,441,050

Other 6.79%
AMMC CLO Ltd. 2020 23A ER†	10.479% (3 Mo. LIBOR + 6.40%	)#	10/17/2031		7,500,000		6,894,339
Anchorage Capital CLO 25 Ltd. 2022-25A SUB†	Zero Coupon	#	4/20/2035		8,000,000		5,910,914
Ares XLVI CLO Ltd. 2017-46A E†	9.379% (3 Mo. LIBOR + 5.30%	)#	1/15/2030		250,000		208,684
Avant Loans Funding Trust 2021-REV1 E†	6.41%		7/15/2030		3,931,000		3,369,362
Carlyle US CLO Ltd. 2021-10A E†	10.743% (3 Mo. LIBOR + 6.50%	)#	10/20/2034		5,000,000		4,095,658
Dryden 45 Senior Loan Fund 2016-45A ER†	9.929% (3 Mo. LIBOR + 5.85%	)#	10/15/2030		7,763,000		6,500,581
Dryden 65 CLO Ltd. 2018-65A E†	9.944% (3 Mo. LIBOR + 5.75%	)#	7/18/2030		3,000,000		2,628,611
Encina Equipment Finance LLC 2021-1A E†	4.36%		3/15/2029		3,733,000		3,531,837
Fairstone Financial Issuance Trust I 2020-1A D†(c)	6.873%		10/20/2039	CAD	6,570,000		4,755,889
Galaxy XVIII CLO Ltd. 2018-28A E†	10.079% (3 Mo. LIBOR + 6.00%	)#	7/15/2031		$3,550,000		2,930,839

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Other (continued)
Galaxy XXVI CLO Ltd. 208-26A E†	10.515% (3 Mo. LIBOR + 5.85%	)#	11/22/2031	$4,400,000		$3,775,340
Lending Funding Trust 2020-2A D†	6.77%		4/21/2031	3,335,000		2,844,233
Lendmark Funding Trust 2019-2A A†	2.78%		4/20/2028	8,977,288		8,715,901
Lendmark Funding Trust 2021-2A D†	4.46%		4/20/2032	2,000,000		1,470,281
OCP CLO Ltd. 2014-6A DR†	10.599% (3 Mo. LIBOR + 6.52%	)#	10/17/2030	6,087,000		4,928,963
Pagaya AI Debt Selection Trust 2020-1 CERT†	Zero Coupon		7/15/2027	2,000,000	(a)	591,574	(b)
Pagaya AI Debt Selection Trust 2021-1 CERT†	Zero Coupon	#	11/15/2027	2,153,846	(a)	80,399
Perimeter Master Note Business	8.13%		5/15/2027	15,000,000		13,696,665
Regatta XIV Funding Ltd. 2018-3A E†	10.308% (3 Mo. LIBOR + 5.95%	)#	10/25/2031	3,400,000		2,840,536
Total						79,770,606
Total Asset-Backed Securities (cost $180,738,815)						144,037,089

				Shares

COMMON STOCKS 0.01%

Transportation Infrastructure
ACBL Holdings Corp. (cost $132,392)				4,355		172,022

				Principal Amount

CONVERTIBLE BONDS 3.65%

Airlines 0.86%
JetBlue Airways Corp.	0.50%		4/1/2026	$13,694,000		10,052,451

Chemicals 0.13%
Danimer Scientific, Inc.†	3.25%		12/15/2026	4,000,000		1,554,000

Commercial Services 1.05%
Chegg, Inc.	0.125%		3/15/2025	13,500,000		12,386,250

Internet 0.93%
Airbnb, Inc.	Zero Coupon		3/15/2026	7,500,000		6,191,250
Uber Technologies, Inc.	Zero Coupon		12/15/2025	5,583,000		4,730,233
Total						10,921,483

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
Trucking & Leasing 0.68%
Greenbrier Cos., Inc.	2.875%		4/15/2028			$9,000,000	$7,978,500
Total Convertible Bonds (cost $53,026,702)							42,892,684

CORPORATE BONDS 55.55%

Advertising 0.35%
National CineMedia LLC†	5.875%		4/15/2028			17,765,000	4,114,818

Auto Parts & Equipment 1.01%
Real Hero Merger Sub 2, Inc.†	6.25%		2/1/2029			17,300,000	11,881,640

Building Materials 4.39%
Eco Material Technologies, Inc.†	7.875%		1/31/2027			12,242,000	11,710,184
Oscar AcquisitionCo LLC/Oscar Finance, Inc.†	9.50%		4/15/2030			31,931,000	28,696,390
Victors Merger Corp.†	6.375%		5/15/2029			20,393,000	11,242,661
Total							51,649,235

Chemicals 0.65%
Kobe US Midco 2, Inc. PIK 10.0%†	9.25%		11/1/2026			10,760,000	7,585,800

Commercial Services 3.57%
BCP V Modular Services Finance plc(c)	6.75%		11/30/2029		EUR	23,000,000	18,314,454
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS (Turkey)(d)	9.50%		7/10/2036			$6,388,273	5,523,045
Sabre GLBL, Inc.†	7.375%		9/1/2025			18,851,000	18,147,764
Total							41,985,263

Diversified Financial Services 7.30%
Advisor Group Holdings, Inc.†	10.75%		8/1/2027			13,161,000	13,342,261
Armor Holdco, Inc.†	8.50%		11/15/2029			7,500,000	5,642,496
Global Aircraft Leasing Co. Ltd. (Cayman Islands)†(d)	6.50%		9/15/2024			32,038,729	26,781,310
SCF Preferred Equity LLC†	7.50% (5 Yr. Treasury CMT + 6.73%	)#	–	(e)		15,000,000	13,152,751
VistaJet Malta Finance plc/XO Management Holding, Inc. (Malta)†(d)	6.375%		2/1/2030			33,459,000	26,871,759
Total							85,790,577

Entertainment 0.77%
AMC Entertainment Holdings, Inc.†	10.00%		6/15/2026			22,428,687	9,019,696

Environmental Control 0.40%
Madison IAQ LLC†	5.875%		6/30/2029			6,867,000	4,719,544

Home Builders 0.37%
STL Holding Co. LLC†	7.50%		2/15/2026			4,964,000	4,400,338

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Lodging 0.86%
Full House Resorts, Inc.†	8.25%	2/15/2028	$11,439,000	$10,141,360

Machinery-Diversified 3.81%
Granite US Holdings Corp.†	11.00%	10/1/2027	16,162,000	17,054,304
SPX FLOW, Inc.†	8.75%	4/1/2030	35,148,000	27,765,514
Total				44,819,818

Oil & Gas 20.43%
Berry Petroleum Co. LLC†	7.00%	2/15/2026	29,570,000	27,204,860
Callon Petroleum Co.†	8.00%	8/1/2028	6,750,000	6,443,407
Civitas Resources, Inc.†	5.00%	10/15/2026	13,892,000	12,718,205
Crescent Energy Finance LLC†	7.25%	5/1/2026	26,302,000	24,818,962
Earthstone Energy Holdings LLC†	8.00%	4/15/2027	25,939,000	24,846,968
Gulfport Energy Corp.†	8.00%	5/17/2026	10,890,000	10,631,635
Kosmos Energy Ltd.†	7.50%	3/1/2028	11,580,000	9,312,414
Kosmos Energy Ltd.†	7.75%	5/1/2027	5,300,000	4,432,631
Laredo Petroleum, Inc.†	7.75%	7/31/2029	26,555,000	23,936,250
Laredo Petroleum, Inc.	10.125%	1/15/2028	4,657,000	4,548,652
Nabors Industries Ltd.†	7.25%	1/15/2026	28,653,000	27,047,829
Permian Resources Operating LLC†	5.375%	1/15/2026	6,949,000	6,336,548
Precision Drilling Corp. (Canada)†(d)	6.875%	1/15/2029	10,977,000	10,233,931
Precision Drilling Corp. (Canada)†(d)	7.125%	1/15/2026	6,586,000	6,382,361
ROCC Holdings LLC†	9.25%	8/15/2026	15,714,000	15,664,509
Tap Rock Resources LLC†	7.00%	10/1/2026	27,600,000	25,705,260
Total				240,264,422

Oil & Gas Services 4.86%
Nine Energy Service, Inc.†	8.75%	11/1/2023	9,750,000	9,570,405
Oceaneering International, Inc.	6.00%	2/1/2028	28,410,000	26,211,584
Welltec International ApS (Denmark)†(d)	8.25%	10/15/2026	18,924,000	18,494,709
Welltec International ApS (Denmark)(d)	8.25%	10/15/2026	2,930,000	2,863,533
Total				57,140,231

Real Estate 0.76%
CIFI Holdings Group Co. Ltd. (China)(d)	5.25%	5/13/2026	1,800,000	475,755
CIFI Holdings Group Co. Ltd. (China)(d)	6.00%	7/16/2025	3,000,000	788,369
Logan Group Co. Ltd. (China)(d)	4.50%	1/13/2028	4,000,000	932,740
Shimao Group Holdings Ltd. (Hong Kong)(d)	3.45%	1/11/2031	5,277,000	986,862
Shimao Group Holdings Ltd. (Hong Kong)(d)(f)	4.75%	7/3/2022	338,000	65,065
Shimao Group Holdings Ltd. (Hong Kong)(d)	5.20%	1/16/2027	13,885,000	2,638,147
Sunac China Holdings Ltd. (China)(d)(f)	5.95%	4/26/2024	10,500,000	2,299,904

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Real Estate (continued)
Sunac China Holdings Ltd. (China)(d)(f)	6.80%		10/20/2024		$2,500,000	$557,013
Sunac China Holdings Ltd. (China)(d)	7.50%		2/1/2024		1,000,000	221,924
Total						8,965,779

Retail 6.02%
BCPE Ulysses Intermediate, Inc. PIK 8.50%†	7.75%		4/1/2027		39,531,000	24,476,045
Carrols Restaurant Group, Inc.†	5.875%		7/1/2029		27,746,000	19,482,187
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028		38,025,000	24,113,554
Party City Holdings, Inc.†	6.625%		8/1/2026		12,075,000	301,875
Party City Holdings, Inc.†	8.75%		2/15/2026		8,402,000	2,436,580
Total						70,810,241
Total Corporate Bonds (cost $757,112,128)						653,288,762

FLOATING RATE LOANS(g) 9.72%

Building & Construction 0.70%
USIC Holdings, Inc. 2021 2nd Lien Term Loan	10.884% (1 Mo. LIBOR + 6.50%	)	5/14/2029		8,726,238	8,217,237

Building Materials 1.36%
ACProducts, Inc. 2021 Term Loan B	8.98% (3 Mo. LIBOR + 4.25% (6 Mo. LIBOR + 4.25%	) )	5/17/2028		21,220,763	16,027,724

Entertainment 1.00%
Vue International Bidco p.l.c. 2019 EUR Term Loan B(c)	-	(h)	7/3/2026	EUR	15,930,448	9,762,694
Vue International Bidco p.l.c. 2022 EUR Term Loan(c)	9.766% (3 Mo. EURIBOR + 8.00%	)	6/30/2027	EUR	2,105,399	2,062,156
Total						11,824,850

Financial 1.03%
NEXUS Buyer LLC 2021 Second Lien Term Loan	10.634% (1 Mo. LIBOR + 6.25%	)	11/5/2029		$13,000,001	12,079,211

Gaming/Leisure 1.09%
Silk Bidco AS EUR Term Loan B(c)	4.908% (3 Mo. EURIBOR + 4.00%	)	2/24/2025	EUR	15,089,300	12,767,935

Manufacturing 0.78%
ABG Intermediate Holdings 2 LLC 2021 2nd Lien Term Loan	-	(h)	12/20/2029		$9,978,802	9,168,024

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2022

	Interest		Maturity	Principal	Fair
Investments	Rate		Date	Amount	Value
Oil & Gas Services 1.73%
Ulterra Drilling Technologies, LP Term Loan B	9.634% (1 Mo. LIBOR + 5.25%	)	11/26/2025	$21,151,381	$20,340,543

Pharmaceuticals 0.23%
Canopy Growth Corporation Term Loan (Canada)(d)	12.854% (1 Mo. LIBOR + 8.50%	)	3/18/2026	3,205,149	2,697,133

Recreation & Travel 0.07%
United PF Holdings, LLC 2019 2nd Lien Term Loan	13.23% (3 Mo. LIBOR + 8.50%	)	12/30/2027	1,000,000	835,000

Retail 0.57%
Miller’s Ale House, Inc. 2018 Term Loan	9.48% - 11.25% (Prime Rate + 3.75% (3 Mo. LIBOR + 4.75%	) )	5/30/2025	6,877,820	6,673,205

Software 0.58%
ECL Entertainment, LLC Term Loan	11.884% (1 Mo. LIBOR + 7.50%	)	5/1/2028	6,830,369	6,824,700

Support: Services 0.58%
KUEHG Corp. 2017 2nd Lien Term Loan	12.98% (3 Mo. LIBOR + 8.25%	)	8/22/2025	7,090,000	6,852,485
Total Floating Rate Loans (cost $129,393,346)					114,308,047

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 5.24%
BX Trust 2018-GW MZ MC†	9.806% (1 Mo. LIBOR + 5.49%	)#	5/15/2037	4,000,000	3,841,416
CF Trust 2019-BOSS B1A	13.00%		12/15/2024	1,100,000	1,059,842	(b)
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.297%	#(i)	2/10/2048	5,000,000	3,589,478
GS Mortgage Securities Corp. Trust 2021-RENT G†	10.054% (1 Mo. LIBOR + 5.70%	)#	11/21/2035	8,214,886	7,399,471
GS Mortgage Securities Corp. Trust 2021-RSMZ MZ†	13.818% (1 Mo. LIBOR + 9.50%	)#	6/15/2026	11,250,000	10,789,927
GS Mortgage Securities Trust 2013-GC12 E†	3.25%		6/10/2046	10,790,000	10,235,887
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.805%	#(i)	6/10/2027	614,619	30,515
JPMorgan Chase Commercial Mortgage Securities Trust 2020-1 F†	13.451% (1 Mo. Term SOFR + 9.11%	)#	9/15/2029	850,000	430,312	(b)

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

	Interest		Maturity	Principal		Fair
Investments	Rate		Date	Amount		Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2021-1 XCP†	Zero Coupon	#(i)	9/15/2029	$67,025,943		$1	(j)
JPMorgan Chase Commercial Mortgage Securities Trust 2021-1440 F†	9.168% (1 Mo. LIBOR + 4.85%	)#	3/15/2036	6,025,000		5,867,136
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT D†	11.018% (1 Mo. LIBOR + 6.70%	)#	8/15/2033	15,790,000	(a)	15,305,127
Laurel Road Prime Student Loan Trust 2019-A R†	Zero Coupon		10/25/2048	4,049,632		871,481
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	3,200,000		2,144,000
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	225,000		35,438
Total Non-Agency Commercial Mortgage-Backed Securities (cost $61,769,800)						61,600,031

	Dividend Rate			Shares

PREFERRED STOCKS 0.10%
Transportation Infrastructure
ACBL Holdings Corp.	Zero Coupon			14,619		376,439
ACBL Holdings Corp.	Zero Coupon			15,891		802,496
Total Preferred Stocks (cost $762,750)						1,178,935

	Exercise Price		Expiration Date

WARRANTS 0.00%

Specialty Retail
Chinos Intermediate Holdings A, Inc.* (cost $34,898)	$3.20			9,971		31,907
Total Long-Term Investments (cost $1,182,970,831)						1,017,509,477

	Interest Rate		Maturity Date	Principal Amount

SHORT-TERM INVESTMENTS 10.00%

COMMERCIAL PAPER 8.67%

Electric 1.27%
Electricite de France SA	4.871%		1/5/2023	$15,000,000		14,992,000

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2022

	Interest	Maturity	Principal	Fair
Investments	Rate	Date	Amount	Value
Electronics 2.72%
Arrow Electronics, Inc.	5.00%	1/5/2023	$12,000,000	$11,993,400
Jabil, Inc.	5.194%	1/3/2023	20,000,000	19,994,311
Total				31,987,711

Food 1.28%
Mccormick Co.	4.514%	1/3/2023	15,000,000	14,996,292

Home Furnishings 1.28%
Leggett & Platt, Inc.	4.697%	1/3/2023	15,000,000	14,996,142

Oil & Gas 0.85%
Ovintiv, Inc.	5.225%	1/3/2023	10,000,000	9,997,139

Pipelines 1.27%
Energy Transfer Partners	5.05%	1/3/2023	14,995,833	14,995,833
Total Commercial Paper (cost $101,965,117)				101,965,117

REPURCHASE AGREEMENTS 1.33%
Repurchase Agreement dated 12/30/2022, 2.050% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $15,784,300 of U.S. Treasury Note at 4.275% due 4/30/2024; value: $15,860,949; proceeds: $15,553,435 (cost $15,549,893)			15,549,893	15,549,893
Total Short-Term Investments (cost $117,515,010)				117,515,010
Total Investments in Securities 96.52% (cost $1,300,485,841)				1,135,024,487
Other Assets and Liabilities – Net(k) 3.48%				40,981,633
Net Assets 100.00%				$1,176,006,120

CAD	Canadian Dollar.
EUR	Euro.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2022, the total value of Rule 144A securities was $779,296,328, which represents 66.27% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2022.
*	Non-income producing security.
(a)	Principal amount represents ownership shares of the Trust.
(b)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Foreign security traded in U.S. dollars.

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

(e)	Security is perpetual in nature and has no stated maturity.
(f)	Defaulted (non-income producing security).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2022.
(h)	Interest Rate to be determined.
(i)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(j)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security fair valued by the Pricing Committee.
(k)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Issuers - Buy Protection at December 31, 2022(1):

Referenced Issuer	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Federal Republic of Germany(4)(5)	Bank of America	0.25%	12/20/2026	$35,000,000	$(133,911)	$(129,815)	$4,096
Johnson & Johnson(4)(5)	Bank of America	1.00%	12/20/2026	15,000,000	(429,680)	(423,376)	6,304
					$(563,591)	$(553,191)	$10,400

Referenced Issuer	Central Clearing Party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Depreciation(3)
Federal Republic of Germany(4)(5)	Bank of America	0.25%	12/20/2027	$10,000,000	$(15,677)	$(30,550)	$(14,873)

Centrally Cleared Credit Default Swaps on Index/Issuers - Sell Protection at December 31, 2022(1):

Referenced Index	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
CDX.NA.HY.S39(4)(6)	Bank of America	5.00%	12/20/2027	$47,500,000	$125,346	$276,641	$151,295

Referenced Issuer	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Depreciation(3)
American Airlines Group Inc.(4)(5)	Bank of America	5.00%	12/20/2024	$31,950,000	$(2,579,543)	$(2,947,006)	$(367,463)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Centrally Cleared Credit Default Swaps on Index/Issuers amounted to $161,695. Total unrealized depreciation on Centrally Cleared Credit Default Swaps on Index/Issuers amounted to $382,336.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	Moody’s Credit Rating: Baa3.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2022

Credit Default Swaps on Issuer - Buy Protection at December 31, 2022(1):

Referenced Issuer	Swap Counterparty	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ Depreciation(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Swedbank AB(5)	Barclays Bank plc	1.000%	6/20/2027	EUR18,000,000	$(200,697)	$(44,306)	$(245,003)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Issuer amounted to $0. Total unrealized depreciation on Credit Default Swaps on Issuer amounted to $44,306.
(4)	Includes upfront payments paid (received).
(5)	Moody’s Credit Rating: Baa3.

Forward Foreign Currency Exchange Contracts at December 31, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	3/13/2023	330,000	$353,792	$354,891	$1,099
Euro	Buy	State Street Bank and Trust	3/13/2023	440,000	469,416	473,188	3,772
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$4,871

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Toronto
		Dominion Bank	1/20/2023	6,375,000	$ 4,632,186	$ 4,708,658	$ (76,472)
Euro	Sell	State Street Bank and Trust	3/13/2023	37,938,000	40,305,559	40,799,572	(494,013)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(570,485)

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Automobiles	$–	$36,455,864	$18,369,569	$54,825,433
Other	–	79,179,032	591,574	79,770,606
Remaining Industries	–	9,441,050	–	9,441,050
Common Stocks	–	172,022	–	172,022
Convertible Bonds	–	42,892,684	–	42,892,684
Corporate Bonds	–	653,288,762	–	653,288,762
Floating Rate Loans	–	114,308,047	–	114,308,047
Non-Agency Commercial Mortgage-Backed Securities	–	60,109,876	1,490,155	61,600,031
Preferred Stocks	–	1,178,935	–	1,178,935
Warrants	–	31,907	–	31,907
Short-Term Investments
Commercial Paper	–	101,965,117	–	101,965,117
Repurchase Agreements	–	15,549,893	–	15,549,893
Total	$–	$1,114,573,189	$20,451,298	$1,135,024,487

Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$276,641	$–	$276,641
Liabilities	–	(3,530,747)	–	(3,530,747)
Credit Default Swap Contracts
Assets	–	–	–	–
Liabilities	–	(245,003)	–	(245,003)
Forward Foreign Currency Exchange Contracts
Assets	–	4,871	–	4,871
Liabilities	–	(570,485)	–	(570,485)
Total	$–	$(4,064,723)	$–	$(4,064,723)
(1)	Refer to Note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	19

Schedule of Investments (concluded)

December 31, 2022

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

	Asset-Backed	Non-Agency Commercial
Investment Type	Securities	Mortgage-Backed Securities
Balance as of January 1, 2022	$16,325,250	$1,943,093
Accrued Discounts (Premiums)	(7,700)	–
Realized Gain (Loss)	–	(24,277)
Change in Unrealized Appreciation (Depreciation)	(15,549,279)	(428,661)
Purchases	28,487,180	–
Sales	–	–
Transfers into Level 3(a)	–	–
Transfers out of Level 3(a)	(10,294,308)	–
Balance as of December 31, 2022	$18,961,143	$1,490,155
Change in unrealized appreciation/ depreciation for the year ended December 31, 2022, related to Level 3 investments held at December 31, 2022	$(15,549,279)	$(428,661)
(a)	The fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

20	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at cost	$1,300,485,841
Investments in securities, at fair value	$1,135,024,487
Cash	51,808
Deposit with brokers for forwards and swaps collateral	27,034,520
Receivables:
Interest and dividends	21,172,228
Capital shares sold	6,545,805
Investment securities sold	3,825,069
From broker	109,642
Variation margin for centrally cleared credit default swap agreements	710,241
Unrealized appreciation on forward foreign currency exchange contracts	4,871
Prepaid expenses and other assets	64,076
Total assets	1,194,542,747
LIABILITIES:
Payables:
Investment securities purchased	5,170,995
Management fee	1,231,631
Distribution and Servicing plan	308,011
Credit default swap agreements payable, at fair value (including upfront payments of $200,697)	245,003
Fund administration	39,412
Trustees’ fees	17,361
Unrealized depreciation on forward foreign currency exchange contracts	570,485
Foreign currency overdraft (cost $3,186,044)	3,239,033
Distributions payable	7,556,375
Accrued expenses and other liabilities	158,321
Total liabilities	18,536,627
NET ASSETS	$1,176,006,120
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,339,188,563
Total distributable earnings (loss)	(163,182,443)
Net Assets	$1,176,006,120
Net assets by class:
Institutional Class Shares	$684,810,008
Class A Shares	$466,140,901
Class U Shares	$25,055,211
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Institutional Class Shares	77,892,031
Class A Shares	53,017,441
Class U Shares	2,848,614
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Institutional Class Shares-Net asset value	$8.79
Class A Shares-Net asset value	$8.79
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$9.02
Class U Shares-Net asset value	$8.80

See Notes to Financial Statements.	21

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Dividends	$68,624
Interest and other	93,230,990
Total investment income	93,299,614
Expenses:
Management fee	12,498,758
Distribution and Servicing plan–Class A	3,399,693
Distribution and Servicing plan–Class U	56,167
Shareholder servicing	518,817
Fund administration	399,960
Reports to shareholders	161,670
Registration	112,261
Professional	100,570
Custody	33,232
Trustees’ fees	16,524
Other	105,241
Gross expenses	17,402,893
Fees waived and expenses reimbursed (See Note 3)	(33,232)
Net expenses	17,369,661
Net investment income	75,929,953
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	8,851,421
Net realized gain (loss) on futures contracts	121,766
Net realized gain (loss) on forward foreign currency exchange contracts	4,042,854
Net realized gain (loss) on swap contracts	4,076,051
Net realized gain (loss) on foreign currency related transactions	62,540
Net change in unrealized appreciation/depreciation on investments	(182,549,799)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(765,316)
Net change in unrealized appreciation/depreciation on swap contracts	(780,557)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(43,128)
Net realized and unrealized gain (loss)	(166,984,168)
Net Decrease in Net Assets Resulting From Operations	$(91,054,215)

22	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2022	December 31, 2021
Operations:
Net investment income	$75,929,953	$39,582,110
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	17,154,632	28,708,539
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swap contracts and translation of assets and liabilities denominated in foreign currencies	(184,138,800)	(8,632,435)
Net increase (decrease) in net assets resulting from operations	(91,054,215)	59,658,214
Distributions to shareholders:
Institutional Class	(53,534,524)	(32,169,191)
Class A	(39,750,401)	(34,566,142)
Class U	(909,175)	(1,171)
Total distributions to shareholders	(94,194,100)	(66,736,504)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	569,650,851	473,919,305
Reinvestment of distributions	39,331,874	37,212,909
Cost of shares reacquired	(95,594,188)	(18,748,480)
Net increase in net assets resulting from capital share transactions	513,388,537	492,383,734
Net increase in net assets	328,140,222	485,305,444
NET ASSETS:
Beginning of year	$847,865,898	$362,560,454
End of year	$1,176,006,120	$847,865,898

See Notes to Financial Statements.	23

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

				Total
			Net	from
	Net asset	Net	realized	invest-	Net
	value,	invest-	and	ment	invest-	Net	Total
	beginning	ment	unrealized	oper-	ment	realized	distri-
	of period	income(a)	gain (loss)	ations	income	gain	butions
Institutional Class
12/31/2022	$10.58	$0.75	$(1.64)	$(0.89)	$(0.76)	$(0.14)	$(0.90)
12/31/2021	10.37	0.79	0.56	1.35	(0.75)	(0.39)	(1.14)
12/31/2020	10.00	0.74	0.34	1.08	(0.71)	–	(0.71)
2/15/2019 to 12/31/2019(c)	10.00	0.59	0.03	0.62	(0.61)	(0.01)	(0.62)
Class A
12/31/2022	10.58	0.68	(1.64)	(0.96)	(0.69)	(0.14)	(0.83)
12/31/2021	10.37	0.71	0.56	1.27	(0.67)	(0.39)	(1.06)
12/31/2020	10.00	0.66	0.48	1.14	(0.77)	–	(0.77)
9/13/2019 to 12/31/2019(f)	9.93	0.19	0.08	0.27	(0.19)	(0.01)	(0.20)
Class U
12/31/2022	10.58	0.68	(1.62)	(0.94)	(0.70)	(0.14)	(0.84)
12/31/2021	10.37	0.70	0.57	1.27	(0.67)	(0.39)	(1.06)
6/18/2020 to 12/31/2020(g)	9.10	0.36	1.27	1.63	(0.36)	–	(0.36)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for Institutional Class and Class U assumes the reinvestment of all distributions.
(c)	Commenced on February 15, 2019.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on September 13, 2019.
(g)	Commenced on June 18, 2020.

24	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

			Total
			expenses
			after
Net			waivers				Net
asset			and/or			Net	assets,	Portfolio
value,	Total		reimburse-	Total		investment	end of	turnover
end of	return		ments	expenses		income	period	rate
period	(%)(b)		(%)	(%)		(%)	(000)	(%)

$ 8.79	(8.58)		1.39	1.39		7.94	$ 684,810	52
10.58	13.35		1.39	1.40		7.23	408,536	61
10.37	12.84		1.50	1.62		7.92	177,894	119
10.00	6.29	(d)	1.50 (e)	3.79	(e)	6.78 (e)	61,215	50 (d)

8.79	(9.26)		2.14	2.14		7.16	466,141	52
10.58	12.53		2.13	2.14		6.53	439,318	61
10.37	12.02		2.25	2.30		7.01	184,655	119
10.00	2.67	(d)	2.25 (e)	5.39	(e)	6.54 (e)	10	50 (d)

8.80	(9.24)		2.15	2.15		7.50	25,055	52
10.58	12.54		2.13	2.13		6.46	12	61
10.37	18.33	(d)	2.25 (e)	2.30	(e)	7.01 (e)	11	119

See Notes to Financial Statements.	25

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Credit Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund was organized as a Delaware statutory trust on September 18, 2018. The Fund had a sale to Lord, Abbett & Co. LLC (“Lord Abbett”) of 10,000 shares of common stock for $100,000 ($10.00 per share). The Fund commenced operations on February 15, 2019.

The Fund’s investment objective is total return. The Fund currently offers three classes of Shares: Institutional Class, Class A and Class U. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Institutional Class and Class U shares. Class U shares commenced operations on June 18, 2020.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts quarterly repurchase offers for a portion of its outstanding Shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other

Notes to Financial Statements (continued)

instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A and Class U shares bear their class-specific share of all expenses and fees relating to the Fund’s Distribution and Servicing Plan.

Notes to Financial Statements (continued)

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

Notes to Financial Statements (continued)

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued,

Notes to Financial Statements (continued)

forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2022, the Fund did not have Reverse Repurchase Agreements.

(m)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Notes to Financial Statements (continued)

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2022, the Fund did not have unfunded loan commitments.

(n)	Total Return Swaps–The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(o)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the annual rate of 1.25%.

For the fiscal year ended December 31, 2022, the effective management fee, net of any applicable waivers, was at an annualized rate of 1.25% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $33,232 of fund administration fees during the fiscal year ended December 31, 2022.

For the fiscal year ended December 31, 2022 and continuing through June 30, 2023, Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its administrative fee and reimburse the Fund’s other expenses to the extent necessary so that the total net operating expenses for each class excluding certain of the Fund’s expenses, do not exceed an annual rate of 1.50%. This agreement may be terminated only upon the approval of the Board.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for Class A and Class U Shares of the Fund, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett.

The following annual rate has been authorized by the Board pursuant to the plan:

Fees*	Class A	Class U
Service	.25%	.25%
Distribution	.50%	.50%

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations

Institutional Class does not have a distribution plan.

Distributor

The Distributor is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned subsidiary of Lord Abbett. The Distributor does not participate in the distribution of non-Lord Abbett managed products. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Fund may impose repurchase fees of up to 2.00% on Shares accepted for repurchase that have been held for less than one year.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Fund , after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2022:

Distributor Commissions	Dealers’ Concessions
$–	$237,402

Distributor received CDSCs of $37,118 for Class A shares for the fiscal year ended December 31, 2022.

One Trustee and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2022 and December 31, 2021 was as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$ 82,732,234	$ 63,325,109
Net long-term capital gains	11,461,866	3,411,395
Total distributions paid	$ 94,194,100	$ 66,736,504

As of December 31, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

Temporary differences	$(912,241)
Unrealized gains (losses) – net	(162,270,202)
Total accumulated gains (losses) – net	$(163,182,443)

At the Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $149,967 and post-October capital losses of $744,913 during fiscal year 2022.

Notes to Financial Statements (continued)

As of December 31, 2022, the aggregate unrealized security gains (losses) on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,296,412,830
Gross unrealized gain	6,127,667
Gross unrealized loss	(168,346,571)
Net unrealized security gain (loss)	$(162,218,904)

The difference between book- basis and tax- basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended December 31, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total distributable	Paid-in
earnings (loss)	Capital
$5,175	$(5,175)

The permanent differences are primarily attributable to the tax treatment of certain expenses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

Purchases	Sales
$837,676,419	$472,004,016

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2022.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund did not engage in cross-trade purchases or sales.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts during the fiscal year ended December 31, 2022 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

The Fund entered into U.S. Treasury futures contracts during the fiscal year ended December 31, 2022 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps during the fiscal year ended December 31, 2022 (as described in Note 2(i)), for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap contracts in the Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. There is minimal counterparty credit risk to the Fund since centrally cleared credit default swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(1)	–	$276,641
Forward Foreign Currency Exchange Contracts(2)	$4,871	–
Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(1)	–	$3,530,747
Credit Default Swap Contracts(3)	–	$245,003
Forward Foreign Currency Exchange Contracts(4)	$570,485	–
(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(3)	Statement of Assets and Liabilities location: Credit default swap agreements receivable/payable, at fair value.
(4)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended December 31, 2022, were as follows:

	Equity Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	–	–	$4,076,051
Forward Foreign Currency Exchange Contracts(2)	–	$4,042,854	–
Futures Contracts(3)	$121,766	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(4)	–	–	$(780,557
Forward Foreign Currency Exchange Contracts(5)	–	$(765,316)	–
Average Number of Contracts/ Notional Amounts*
Credit Default Swap Contracts(6)	–	–	$117,696,853
Forward Foreign Currency Exchange Contracts(6)	–	$53,592,724	–
*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2022.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$4,871	$–	$4,871
Repurchase Agreements	15,549,893	–	15,549,893
Total	$15,554,764	$–	$15,554,764

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$1,099	$–	$–	$–	$1,099
State Street Bank and Trust	3,772	(3,772)	–	–	–
Fixed Income Clearing Corp.	15,549,893	–	–	(15,549,893)	–
Total	$15,554,764	$(3,772)	$–	$(15,549,893)	$1,099

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$245,003	$–	$245,003
Forward Foreign Currency Exchange Contracts	570,485	–	570,485
Total	$815,488	$–	$815,488

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank plc	$245,003	$–	$–	$–	$245,003
State Street Bank and Trust	494,013	(3,772)	(300,000)	–	190,241
Toronto Dominion Bank	76,472	–	–	–	76,472
Total	$815,488	$(3,772)	$(300,000)	$–	$511,716
(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2022.

8.	TRUSTEES’ REMUNERATION

The Fund’s officers and one Trustee, who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statement of

Notes to Financial Statements (continued)

Operations and in Trustees’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the

Notes to Financial Statements (continued)

market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022, the Fund did not loan any securities.

13.	REPURCHASE OFFERS

In order to provide liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The result of the repurchase offers is as follows:

Institutional Shares Repurchase offer

Commencement Date	Deadline Date	Pricing Date	Shares Repurchased	Amount Repurchased
December 10, 2021	January 12, 2022	January 12, 2022	465,964	$4,934,091
March 11, 2022	April 12, 2022	April 12, 2022	552,956	$5,623,008
June 10, 2022	July 13, 2022	July 13, 2022	1,996,631	$18,127,416
September 9, 2022	October 12, 2022	October 12, 2022	2,100,711	$18,757,252
December 23, 2022	January 25, 2023	January 25, 2023	1,344,136	$12,110,662

Class A Shares Repurchase offer
Commencement Date	Deadline Date	Pricing Date	Shares Repurchased	Amount Repurchased
December 10, 2021	January 12, 2022	January 12, 2022	825,072	$8,736,687
March 11, 2022	April 12, 2022	April 12, 2022	933,790	$9,495,706
June 10, 2022	July 13, 2022	July 13, 2022	1,169,776	$10,620,397
September 9, 2022	October 12, 2022	October 12, 2022	1,983,829	$17,713,609
December 23, 2022	January 25, 2023	January 25, 2023	1,913,931	$17,261,740

Class U Shares Repurchase offer
Commencement Date	Deadline Date	Pricing Date	Shares Repurchased	Amount Repurchased
September 9, 2022	October 12, 2022	October 12, 2022	1,099	$9,822

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid

Notes to Financial Statements (continued)

investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s Prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in the risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Certain instruments in which the Fund may invest may rely in some fashion upon LIBOR. On March 5,

Notes to Financial Statements (continued)

2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR setting will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities

Notes to Financial Statements (continued)

may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. The Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. Such financings constitute senior liens on an unencumbered security (i.e., security not subject to other creditors’ claims).

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation, and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

Notes to Financial Statements (concluded)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	43,093,179	$410,963,960	20,833,082	$227,848,438
Reinvestment of distributions	1,338,008	12,365,428	1,144,341	12,259,822
Shares reacquired	(5,139,082)	(47,689,701)	(533,062)	(5,823,020)
Increase	39,292,105	$375,639,687	21,444,361	$234,285,240
Class A Shares
Shares sold	13,768,078	$133,449,139	22,565,288	$246,070,867
Reinvestment of distributions	2,794,809	26,078,440	2,324,072	24,953,087
Shares reacquired	(5,059,555)	(47,895,640)	(1,186,399)	(12,925,460)
Increase	11,503,332	$111,631,939	23,702,961	$258,098,494
Class U Shares
Shares sold	2,749,179	$25,237,752	–	$–
Reinvestment of distributions	99,326	888,006	–	–
Shares reacquired	(990)	(8,847)	–	–
Increase	2,847,515	$26,116,911	–	$–

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Credit Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Credit Opportunities Fund (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended December 31, 2022, 2021, 2020, and for the period from February 15, 2019 (commencement of operations) through December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2022, 2021, 2020, and for the period from February 15, 2019 (commencement of operations) through December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 24, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.
Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).
Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, 84% of the net investment income distributions paid by the Fund during the fiscal year ended December 31, 2022 represent interest-related dividends.

Of the distributions paid to the shareholders during the fiscal year ended December 31, 2022, $5,151,527 and $11,461,866, respectively, represent short-term capital gains and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Credit Opportunities Fund	LA-CROPP-2 (02/23)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.
In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees {a}	$69,000	$65,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	69,000	65,000

Tax Fees {b}	- 0 -	7,671
All Other Fees	- 0 -	- 0 -

Total Fees	$69,000	$72,671

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees {a}	$270,000	$220,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the ESG and Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached hereto as Exhibit 13(c).

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Item 8(a)(1)

As of the date of filing this Report:

Name and Title	Since	Recent Professional Experience
Jeffrey D. Lapin (Partner at Lord Abbett)	Inception (February 2019)	Mr. Lapin joined Lord Abbett in 2012 as a portfolio manager for Lord Abbett’s taxable fixed-income strategies, and was named Partner in 2016. He began his career in the financial services industry in 1997. Previously, he was Managing Director and Head of European Market Credit Coverage at Post Advisory Group. His prior experience also includes serving as Partner, Co-Portfolio Manager at Tablerock Fund Management, LLC; Analyst at Avenue Capital Management, LLC; and Research Analyst at M.J. Whitman, Inc. He earned an AB from Georgetown University, an MBA from New York University’s Leonard N. Stern School of Business, and a JD from Northwestern University’s School of Law.

Kewjin Yuoh (Partner at Lord Abbett)	Inception (February 2019)	Mr. Yuoh joined Lord Abbett in 2010 as a portfolio manager for Lord Abbett’s taxable fixed-income strategies, and was named Partner in 2012. He began his career in the financial services industry in 1994. Prior to joining Lord Abbett, he was a Portfolio Manager of Structured Products at Sanford Bernstein; a Portfolio Manager of Agency Mortgage-Backed Securities at Credit Suisse Asset Management; and a Senior VP, Director of Fundamental Research for Liquid and Structured Products at AllianceBernstein. Mr. Yuoh earned a BS from Cornell University.

Eric P. Kang (Managing Director at Lord Abbett)	May 2021	Mr. Kang joined Lord Abbett in 2015. He began his career in the financial services industry in 1999. His previous experience includes serving as Principal, Senior Analyst at MidOcean Credit Partners; Senior Analyst at Bell Point Capital Management; Analyst, Fundamental Credit Group at Citadel Investment Group; Vice President and Associate, Principal Credit Group at Merrill Lynch; and Analyst, Investment Banking at Donaldson, Lufkin & Jenrette. He earned a BS from the Wharton School of Business at the University of Pennsylvania and an MBA from the Darden School of Business at the University of Virginia.

Adam C. Castle (Partner at Lord Abbett)	May 2021	Mr. Castle joined Lord Abbett in 2015. He began his career in the financial services industry in 2008. His previous experience includes serving as Vice President, Securitized Products Group at Credit Suisse; Assistant Vice President and Research Analyst, Securitized Assets at AllianceBernstein; and Analyst, Fixed Income Rotational Program at AllianceBernstein. He earned a BS from Cornell University and is a holder of the Chartered Financial Analyst (CFA) designation.

Item 8(a)(2)

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of December 31, 2022.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Jeffrey D. Lapin	1	6,098.56	3	458.19	0	0
Kewjin Yuoh	15	95,007.98	9	8,450.98	334	112.15
Eric P. Kang	3	2,576.20	1	50.39	0	0
Adam C. Castle	8	66,962.17	6	7,268.69	0	0

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The

objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

Item 8(a)(3)

The discussion below describes the portfolio managers’ compensation as of December 31, 2022.

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment

Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Item 8(a)(4)

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund he or she manages, as of December 31, 2022. This table includes the value of securities beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities
Jeffrey D. Lapin	$100,001-$500,000
Kewjin Yuoh	$10,001-$50,000
Eric P. Kang	$50,001-$100,000
Adam C. Castle	$10,001-$50,000

Item 8(b):	Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
None.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT CREDIT OPPORTUNITIES FUND

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 24, 2023

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 24, 2023